I N V E S T O R P R E S E N T A T I O N P R O P R I E T A R Y & CO N F I D E N T I A L Q 1 | 2 0 2 5

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “would,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: our ability to obtain funding on favorable terms and access the capital markets; our ability to achieve optimal levels of leverage and effectively manage our liquidity; changes in inflation, the yield curve, interest rates and mortgage prepayment rates; our ability to manage credit risk related to our investments and comply with the Risk Retention Rules; rates of default, delinquencies, forbearance, deferred payments or decreased recovery rates on our investments; the concentration of properties securing our securities and residential loans in a small number of geographic areas; our ability to execute on our business and investment strategy; our ability to determine accurately the fair market value of our assets; changes in our industry, the general economy or geopolitical conditions (such as the recent tensions in international trade); our ability to successfully integrate and realize the anticipated benefits of any acquisitions, including the Palisades Acquisition; our ability to operate our investment management and advisory services and manage any regulatory rules and conflicts of interest; the degree to which our hedging strategies may or may not be effective; our ability to effect our strategy to securitize residential mortgage loans; our ability to compete with competitors and source target assets at attractive prices; our ability to find and retain qualified executive officers and key personnel; the ability of servicers and other third parties to perform their services at a high level and comply with applicable law and expanding regulations; our dependence on information technology and its susceptibility to cyber-attacks; our ability to comply with extensive government regulation; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; our ability to maintain our classification as a real estate investment trust for U.S. federal income tax purposes; the volatility of the market price and trading volume of our shares; and our ability to make distributions to our stockholders in the future.. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. We use our website (www.chimerareit.com) as a channel of distribution of company information. The information we post on our website may be deemed material. Accordingly, investors should monitor our website, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Chimera when you enroll your email address by visiting our website, then clicking on “News and Events" and selecting "Email Alerts" to complete the email notification form. Our website and any alerts are not incorporated into this document. All information in this presentation is as of December 31, 2024, unless stated otherwise. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Disclaimer 2

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . This presentation includes certain non-GAAP financial measures, including earnings available for distribution. We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate our non-GAAP metrics, such as earnings available for distribution, differently than our peers making comparative analysis difficult. Non-GAAP Financial Measures 3

Chimera Investment Corp.

Hybrid mortgage REIT delivering diversified investment solutions across the mortgage credit product spectrum.

HYBRID INVESTMENT APPROACH	▪ Invests across the spectrum of mortgage products, including, residential loans and non-agency and agency securities. ▪ Team expertise and robust infrastructure enable a disciplined approach to residential credit investing.
SCALED MORTGAGE CREDIT PLATFORM	▪ Risk management approach emphasizes asset-level credit risk management. ▪ Data management capabilities and proprietary technologies drive efficiencies in process and credit decisions.
THIRD-PARTY ASSET & INVESTMENT MANAGEMENT	▪ Bespoke solutions for third-party institutional investors seeking exposure to residential loans. ▪ Manager of private asset-backed credit funds on behalf of institutional allocators.

KEY STATISTICS

As of March 31, 2025

2007	82	$6.4B	$13.2B	$2.6B	$24.4B(1)
Year Founded	Full-Time Professionals	Dividends Declared Since Inception	REIT Assets	REIT Equity	3rd Party Managed Loans

CHIMERA | Information unaudited, estimated, and subject to change. 4

Chimera Q1 2025 Highlights

Against a volatile market backdrop, we successfully increased liquidity, refinanced debt, and diversified sources of income.

BOOK VALUE PER SHARE CHANGE	7.4%
EARNINGS AVAILABLE FOR DISTRIBUTION	$0.41
DIVIDENDS DECLARED	$0.37
ECONOMIC RETURN	9.2%

BOOK VALUE	▪ Q1 2025 book value per share was $21.17 compared to $19.72 in Q4 2024, or +7.4% increase.
SECURITIZATIONS	▪ Sponsored CIM 2025-I1, a rated Non-QM securitization collateralized by $288 million of loans. ▪ Re-levered $646 million of loans in 2 re-securitizations extracting $187 million of capital for reinvestment.
INVESTMENTS	▪ Purchased $149 million of Agency specified pools in March. ▪ Settled $100 million of residential transition loans ("RTL") during the quarter with 8.9% net rate. ▪ Committed to purchase $32 million of RTLs which are expected to settle in Q2 2025.
FINANCING	▪ Extended a maturing non-mark-to-market ("non-MtM") facility to February 2027. ▪ Refinanced a maturing non-MtM secured repo facility extracting liquidity at materially lower interest rate.
INTEREST RATE HEDGE ACTIVITY	▪ Converted remaining $500 million swaption position into a 1-year swap with a fixed pay rate of 3.45%. ▪ Added $155 million of SOFR swap futures with par equivalent pay fixed rate of 3.84%. ▪ Purchased a $1.0 billion 2-year interest rate cap with a strike rate of 3.95%.

CHIMERA | Information unaudited, estimated, and subject to change. 5

Scaled mortgage loan portfolio with robust securitization market presence

INVESTMENT PORTFOLIO[2]

Fair Market Value as of March 31, 2025

Category	Type	Fair Market Value
SECURITIZED	RE-PERFORMING	$9,486 MILLION
SECURITIZED	INVESTOR	$844 MILLION
LOANS	PRIME JUMBO	$389 MILLION
LOANS	RESIDENTIAL TRANSITION	$259 MILLION
SECURITIES	NON-AGENCY RMBS	$1,060 MILLION
SECURITIES	AGENCY MBS	$656 MILLION

OUTSTANDING SECURITIZATIONS[2]

One of the largest RPL securitization issuers

TOTAL LEVERAGE RATIO

3.9x

RECOURSE LEVERAGE RATIO

1.2x

CASH

$253

MILLION

KEY FUNDING METRICS

Metric	Amount
SECURITIZED DEBT (NON-RECOURSE)	$7,268 MILLION
REPO FINANCING (RECOURSE)	$2,994 MILLION
UNSECURED DEBT	$140 MILLION
EQUITY	$2,644 MILLION

CHIMERA | Information unaudited, estimated, and subject to change.

6

Investment Summary

(dollars in thousands)	Principal or Notional Value ($)	Amortized Cost ($)	Fair Value ($)	Weighted Average Coupon	Weighted Average Book Yield at Period-End[3]	Securitized Debt Current Face ($)	Securitized Debt Amortized Cost ($)	Securitized Debt Fair Value ($)	Securitized Debt Book Yield	Secured Financing Agreements ($)	Net Assets ($)
Non-Agency RMBS											
Senior	994,386	445,212	601,108	5.7%	18.1%						
Subordinated	643,316	382,550	377,585	4.5%	8.1%						
Interest-only	2,589,059	151,550	81,148	0.7%	4.3%						
TOTAL	**4,226,761**	**979,313**	**1,059,841**	**4.4%**	**12.1%**			**69,990**		**639,397**	**350,455**
Agency RMBS											
Agency CMO	451,023	450,846	449,448	5.5%	5.6%						
Pass-through	149,420	150,229	149,497	5.5%	5.4%						
Interest-only	379,113	19,267	15,852	0.8%	7.6%						
TOTAL	**979,556**	**620,342**	**614,797**	**5.4%**	**5.6%**					**482,906**	**131,891**
Agency CMBS											
Project loans	40,875	41,494	35,002	3.5%	3.4%						
Interest-only	294,363	5,894	6,538	0.6%	9.4%						
TOTAL	**335,238**	**47,388**	**41,540**	**3.1%**	**4.1%**					**30,542**	**10,998**
Loans held for investment											
Re-performing Loans	9,751,275	9,544,070	9,485,918	5.4%	5.6%	7,103,751	6,976,212	6,529,279	3.82%		
Prime Loans	414,628	376,810	388,539	4.3%	5.9%	4,342	3,913	4,301	7.16%		
Investor Loans	833,924	854,720	843,842	6.9%	6.6%	659,198	658,294	664,507	6.39%		
Business Purpose Loans	260,073	261,937	259,433	8.8%	7.2%						
TOTAL	**11,259,900**	**11,037,537**	**10,977,732**	**5.5%**	**5.6%**	**7,767,291**	**7,638,419**	**7,198,087**	**4.05%**	**1,841,345**	**1,938,299**

CHIMERA | Information unaudited, estimated, and subject to change. 7

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Q1 2025 EXPECTED REPO MATURITIES ($ MILLIONS) Floating Rate Funding We seek to lock-in our funding costs with non-recourse term securitization along with hedging our floating rate liabilities. 8 FLOATING RATE REPO(4) $1,989 MILLION FLOATING RATE PREFERRED EQUITY $525 MILLION SERIES NOTIONAL ($MM) COUPON FLOATING INFO A $145 8.00% Fixed B $325 10.38%(5) SOFR + Tenor Adj + 579 C $260 7.75% Float as of Sept’25 D $200 9.97%(6) SOFR + Tenor Adj +538 Total $930 9.19% Q1 2025 EXPECTED REPO MATURITIES ($ MILLIONS) $1,284 $227 $75 $110 $394 $0 $903 $0 $400 $800 $1,200 $1,600 0-3 Months 3-6 Months 6-12 Months 12 Months+ MtM Limited MtM Non MtM INTEREST RATE SWAPS $2,155 MILLION AVERAGE PAY FIXED RATE 3.53% INTEREST RATE CAP $1,000 MILLION STRIKE RATE 3.95% TOTAL HEDGE NOTIONAL $3,155 MILLION HEDGE RATIO 126%

Secured Recourse Financing Update

- $2.2 billion of interest rate swaps (including ERIS SOFR swaps) and a $1.0 billion cap hedge 159% of our floating rate liabilities.[4]
- Weighted average pay-fixed rate of 3.53% on swap.
- Weighted average maturity on swaps is less than one year.
- Interest rate cap struck at 3.95%.

	TOTAL REPO	NON-MARK-TO-MARKET (MTM) %	FLOATING RATE REPO	FLOATING RATE REPO HEDGE RATIO[8]	RECOURSE LEVERAGE
1Q 2025	$3.0B	47%	66%[4]	159%	1.2x
4Q 2024	$2.8B	48%	77%[7]	69%	1.2x

$1.0 billion of swaps mature in April 2025
$500 million of swaps mature in June 2025

CHIMERA | Information unaudited, estimated, and subject to change. 9

Residential Mortgage Overview

- We acquire residential mortgage loans from banks, non-bank financial institutions and government sponsored agencies.
- We finance purchases of mortgage loans via warehouse facilities and repurchase agreements (recourse financing).
- We securitize mortgage loans by selling senior securities (long-term non-recourse financing) and retaining subordinate and interest-only securities.
- We finance retained securities via repurchase agreements (secured recourse financing) to enhance our return on investment.

Q1'25 Key Loan Statistics	
Total Current Unpaid Principal Balance (UPB)	$11.3 Billion[9]
Total Number of Loans	102,392
Weighted Average Loan Size	$110K
Weighted Average Coupon	6.01%
Weighted Average FICO	670
Weighted Average Loan Age (WALA)	187 Months
Weighted Average Original Loan-to-Value (LTV)	79%
Amortized Loan-to-Value (LTV)	63%
HPI Updated Loan-to-Value (LTV)[10]	44%
60+ Days Delinquent	9.2%

Weighted Average Loan Age (Months)

- 76% of our loans were originated 2008 and prior



162
173
184
180
184
190
187
2019
2020
2021
2022
2023
2024
2025

Source: Bloomberg and IntexCalc.

CHIMERA | Information unaudited, estimated, and subject to change.
10

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Our loan portfolio has benefitted from historic levels of home equity due to home price appreciation. S&P Case Shiller National HPI(10) HPI Updated LTV(10) (%) 100 150 200 250 300 350 2000 2005 2010 2015 2020 2025 66 62 52 49 45 43 44 2019 2020 2021 2022 2023 2024 2025 Delinquencies on our loan portfolio are at the lowest level since 2019. Our loan portfolio has a weighted average coupon of 6.01%. 60+ Day Delinquency (%) Weighted Average Coupon (%) 9.9 12.9 11.9 10.7 9.5 9.3 9.2 2019 2020 2021 2022 2023 2024 2025 6.54 6.30 6.10 5.85 5.96 5.98 6.01 2019 2020 2021 2022 2023 2024 2025 Residential Mortgage Loans Overview 11 Source: Bloomberg and IntexCalc.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . ▪ Re-securitization is an additional source for future capital re-deployment. Securitization History ($ Millions) 0 2,000 4,000 6,000 8,000 10,000 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 Senior Subordinated Securitization Activity We have completed 108 deals and securitized $54 billion of residential mortgage assets, including Legacy Non-Agency RMBS, Seasoned Reperforming Loans, Agency Eligible Investor Loans, Non-QM DSCR loans, and Prime Jumbo loans, since inception. Vintage Type # of Deals Issued Total Orig. Balance Senior Bond Orig. Balance Subordinated Bond Orig. Balance # of Deals Outstanding 2008 Loan 2 771 671 100 2 2009 RMBS 3 3,535 1,965 1,570 2 2010 RMBS 14 5,638 2,156 3,482 6 2011 RMBS 2 359 177 182 2 2012 Loan 3 1,497 1,378 119 - 2013 N/A - - - - - 2014 Loan & RMBS 2 816 522 294 - 2015 Loan 4 2,048 1,385 663 - 2016 Loan 6 5,862 4,149 1,713 1 2017 Loan 9 7,364 5,218 2,147 - 2018 Loan 9 3,022 2,210 812 3 2019 Loan 12 5,007 3,850 1,157 11 2020 Loan 11 4,164 3,254 909 9 2021 Loan 14 8,202 6,522 1,680 10 2022 Loan 5 1,571 1,156 415 4 2023 Loan 8 2,553 1,991 562 6 2024 Loan 1 468 352 116 1 2025 Loan 3 934 793 141 3 108 $53,812 $37,750 $16,062 60 12

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . 60+ DAY DELINQUENCY EXPERIENCE (%) 3-MONTH PREPAYMENT RATE (CPR %) 3 MONTH DEFAULT RATE (%) 3 MONTH LOSS SEVERITY (%) Q1 2025 KEY LOAN STATISTICS Total Original Unpaid Principal Balance (UPB) $16.1 Billion Total Current Unpaid Principal Balance (UPB) $9.8 Billion Total Number of Loans 98,276 Weighted Average Loan Size $99K Weighted Average Coupon 5.93% Weighted Average FICO 657 Weighted Average Loan Age (WALA) 212 Months Amortized Loan-to-Value (LTV) 62% HPI Updated Loan-to-Value (LTV)(10) 40% 60+ Days Delinquent 8.9% 7 8 9 10 11 12 2022 2023 2024 2025 4 8 12 16 2022 2023 2024 2025 0.4 0.5 0.6 0.7 0.8 0.9 2022 2023 2024 2025 5 15 25 35 45 55 2022 2023 2024 2025 RPL Securitization Credit Performance Reperforming Loans are a cornerstone of our portfolio. Residential credit fundamentals and performance have been stable, given home price appreciation and the fully seasoned nature of our loans. 13 Source: Bloomberg and IntexCalc.

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Third-Party Asset Management Highlights Chimera’s third-party asset management business provides advisory and execution services for mortgage loan investors. 14 LOANS UNDER MGMT. GROWTH (YoY)(11)(12) TRANSACTION GROWTH (YoY)(11) 44.8% 166% Loans Under Management ($ Billions)(11)(12) $16.6 $17.7 $19.6 $22.0 $24.0 $0 $5 $10 $15 $20 $25 Q1 ’24 Q2 ’24 Q3 ’24 Q4 ’24 Q1 ’25 $2.3 $3.4 $4.7 $5.5 $6.0 $0 $1 $2 $3 $4 $5 $6 $7 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Transaction Volume by Unpaid Balance ($ Billions)(11) Expertise by Asset Type(11)(12)(13) Inception to Q1’25 Re-Performing Loans ✓ Non-Performing Loans ✓ Non-QM ✓ Residential Transition Loans ✓ International Residential Loans ✓ Home Equity Products ✓ Single Family Rental ✓

Q 1 . 2 0 2 5 | I n v e s t o r P r e s e n t a t i o n Appendix

Liquidity Enhancement Through Securitization

Exercised call rights on 7 non-REMIC securitizations and re-securitized the collateral in 2 new securitizations, releasing $187 million of investable capital.

SECURITIZED RE-PERFORMING MORTGAGE LOANS

$646m
RE-PERFORMING MORTGAGE LOANS

① We redeemed bonds in 7 securitizations with these ⇩ economics

② We re-securitized the loans in 2 new securitizations with these ⇩ economics

REDEEMED SECURITIZATIONS

$312m
FACE AMOUNT BONDS

③ **ECONOMIC BENEFITS**

+$11m
ADDITIONAL ANNUAL INTEREST EXPENSE

*+$187m**
NEW INVESTMENT CAPITAL

NEW SECURITIZATIONS

$517m
FACE AMOUNT OF BONDS

* Net proceeds on new securitizations after bond discounts and expenses

CHIMERA | Information unaudited, estimated, and subject to change. 16

Financial Metrics

GAAP Earnings Per Share


$1.36
$0.41
$1.39
($2.07)
$1.77
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Earnings Available For Distribution (EAD) Per Share[14]


$0.37
$0.37
$0.36
$0.37
$0.41
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

GAAP Book Value Per Share


Q/Q Economic Return: 9.2%
$21.32
$21.27
$22.35
$19.72
$21.17
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Recourse Leverage


0.90x
1.00x
1.23x
1.17x
1.18x
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Cash ($ Millions)


$169
$162
$97
$84
$253
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Unencumbered Assets Market Value ($ Millions)


$418
$486
$550
$526
$444
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

CHIMERA | Information unaudited, estimated, and subject to change.
17

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . Earnings available for distribution is a non-GAAP measure and is defined as GAAP net income excluding (i) unrealized gains or losses on financial instruments carried at fair value with changes in fair value recorded in earnings, (ii) realized gains or losses on the sales of investments, (iii) gains or losses on the extinguishment of debt, (iv) changes in the provision for credit losses, (v) unrealized gains or losses on derivatives, (vi) realized gains or losses on derivatives, (vii) transaction expenses, (viii) stock compensation expenses for retirement eligible awards, (ix) amortization of intangibles and depreciation expenses, (x) non-cash imputed compensation expense related to business acquisitions, and (xi) other gains and losses on equity investments. Non-cash imputed compensation expense reflects the portion of the consideration paid in the Palisades Acquisition that pursuant to the seller’s contractual arrangements is distributable to the seller’s legacy employees (who are now our employees) and that for GAAP purposes is recorded as non-cash imputed compensation expense with an offsetting entry recorded as non-cash contribution from a related party to our shareholder’s equity. The excluded amounts do not include any normal, recurring compensation paid to our employees. Transaction expenses are primarily comprised of costs only incurred at the time of execution of our securitizations, certain structured secured financing agreements, and business combination transactions and include costs such as underwriting fees, legal fees, diligence fees, accounting fees, bank fees and other similar transaction-related expenses. These costs are all incurred prior to or at the execution of the transaction and do not recur. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. We believe that excluding these costs is useful to investors as it is generally consistent with our peer group’s treatment of these costs in their non-GAAP measures presentation, mitigates period to period comparability issues tied to the timing of securitization and structured finance transactions, and is consistent with the accounting for the deferral of debt issue costs prior to the fair value election option made by us. In addition, we believe it is important for investors to review this metric which is consistent with how management internally evaluates the performance of the Company. Stock compensation expense charges incurred on awards to retirement eligible employees is reflected as an expense over a vesting period (generally 36 months) rather than reported as an immediate expense. We view Earnings available for distribution as one measure of our investment portfolio's ability to generate income for distribution to common stockholders. Earnings available for distribution is one of the metrics, but not the exclusive metric, that our Board of Directors uses to determine the amount, if any, of dividends on our common stock. Other metrics that our Board of Directors may consider when determining the amount, if any, of dividends on our common stock include, among others, REIT taxable income, dividend yield, book value, cash generated from the portfolio, reinvestment opportunities and other cash needs. To maintain our qualification as a REIT, U.S. federal income tax law generally requires that we distribute at least 90% of our REIT taxable income (subject to certain adjustments) annually. Earnings available for distribution, however, is different than REIT taxable income, and the determination of whether we have met the requirement to distribute at least 90% of our annual REIT taxable income is not based on Earnings available for distribution. Therefore, Earnings available for distribution should not be considered as an indication of our REIT taxable income, a guaranty of our ability to pay dividends, or as a proxy for the amount of dividends we may pay. We believe Earnings available for distribution helps us and investors evaluate our financial performance period over period without the impact of certain non-recurring transactions. Therefore, Earnings available for distribution should not be viewed in isolation and is not a substitute for or superior to net income or net income per basic share computed in accordance with GAAP. In addition, our methodology for calculating Earnings available for distribution may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our Earnings available for distribution may not be comparable to the Earnings available for distribution reported by other REITs. Earnings Available for Distribution 18

Earnings Available for Distribution

The following table provides GAAP measures of net income and net income per diluted share available to common stockholders for the periods presented and details with respect to reconciling the line items to Earnings available for distribution and related per average diluted common share amounts. Earnings available for distribution is presented on an adjusted dilutive shares basis.

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
	(dollars in thousands, except per share data)				
GAAP Net income (loss) available to common stockholders	$145,940	$ (168,275)	$113,672	$33,913	$111,016
Adjustments[15]:					
Net unrealized (gains) losses on financial instruments at fair value	(128,895)	181,197	(104,012)	(11,231)	(76,765)
Net realized (gains) losses on sales of investments	—	1,468	—	—	3,750
(Gains) losses on extinguishment of debt	(2,122)	—	—	—	—
Increase (decrease) in provision for credit losses	3,387	4,448	358	3,684	1,347
Net unrealized (gains) losses on derivatives	6,469	(276)	14,457	(11,955)	(5,189)
Realized (gains) losses on derivatives	(82)	(641)	4,864	17,317	—
Transaction expenses	5,688	4,707	2,317	—	67
Stock Compensation expense for retirement eligible awards	1,432	(307)	(424)	(419)	1,024
Amortization of intangibles and depreciation expenses[16]	951	321	—	—	—
Non-cash imputed compensation related to business acquisition	341	10,296	—	—	—
Other investment (gains) losses	417	(2,490)	(1,366)	(1,001)	(4,686)
Earnings available for distribution	**$33,526**	**$30,448**	**$29,866**	**$30,308**	**$30,564**
GAAP net income (loss) per diluted common share	**$1.77**	**$(2.07)**	**$1.39**	**$0.41**	**$1.36**
Earnings available for distribution per adjusted diluted common share	**$0.41**	**$0.37**	**$0.36**	**$0.37**	**$0.37**

CHIMERA | Information unaudited, estimated, and subject to change. 19

Net Interest Spread

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Quarters Ended					
	March 31, 2025 (dollars in thousands)			December 31, 2024 (dollars in thousands)		
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:						
Interest-earning assets[17]:						
Agency RMBS [3]	$627,478	$7,158	5.6%	$682,811	$10,505	6.1%
Agency CMBS	41,607	548	5.3%	41,906	507	4.8%
Non-Agency RMBS	987,344	28,269	11.5%	1,000,496	29,508	11.8%
Loans held for investment	11,091,882	153,591	5.5%	11,107,918	150,674	5.4%
Total	$12,748,311	$189,566	5.9%	$12,833,131	$191,194	6.0%
Liabilities and stockholders' equity:						
Interest-bearing liabilities[18]:						
Secured financing agreements collateralized by:						
Agency RMBS[19]	$487,288	$4,730	4.6%	$637,645	$7,438	5.0%
Agency CMBS	29,972	338	4.5%	29,194	366	5.0%
Non-Agency RMBS	647,628	9,569	5.9%	657,762	10,537	6.4%
Loans held for investment	1,828,760	27,450	6.0%	1,745,522	27,973	6.4%
Securitized debt	7,636,038	71,701	3.8%	7,670,967	72,209	3.8%
Long term debt[19]	139,750	3,474	9.9%	139,750	3,474	9.9%
Total	$10,769,436	$117,262	4.4%	$10,880,840	$121,997	4.5%
Economic net interest income/net interest rate spread		$72,304	1.5%		$69,197	1.5%
Net interest-earning assets/net interest margin	$1,978,875		2.3%	$ 1,952,291		2.2%
Ratio of interest-earning assets to interest bearing liabilities	1.18			1.18		

CHIMERA | Information unaudited, estimated, and subject to change.
20

Investment Summary (12/31/24)

(dollars in thousands)	Principal or Notional Value ($)	Amortized Cost ($)	Fair Value ($)	Weighted Average Coupon	Weighted Average Book Yield at Period-End[3]	Securitized Debt Current Face ($)	Securitized Debt Amortized Cost ($)	Securitized Debt Fair Value ($)	Securitized Debt Book Yield	Secured Financing Agreements ($)	Net Assets ($)
Non-Agency RMBS											
Senior	1,010,128	455,660	614,493	5.7%	17.6%						
Subordinated	648,977	384,075	376,341	4.5%	8.0%						
Interest-only	2,644,741	153,572	73,335	0.7%	6.6%						
TOTAL	**4,303,845**	**993,307**	**1,064,170**	**4.4%**	**12.2%**		**71,247**			**653,486**	**339,436**
Agency RMBS											
Agency CMO	464,640	464,524	461,658	5.8%	5.8%						
Interest-only	380,311	19,594	16,784	0.6%	6.9%						
TOTAL	**844,951**	**484,118**	**478,441**	**5.6%**	**5.9%**					**402,664**	**75,979**
Agency CMBS											
Project loans	40,882	41,501	34,370	3.5%	3.4%						
Interest-only	449,437	6,134	6,408	0.5%	8.9%						
TOTAL	**490,320**	**47,635**	**40,778**	**3.1%**	**4.1%**						
Loans held for investment											
Re-performing Loans	10,013,840	9,802,123	9,605,041	5.5%	5.5%	7,155,087	7,039,101	6,565,127	3.66%		
Prime Loans	420,446	381,556	388,918	4.3%	5.9%	4,751	4,238	4,674	7.09%		
Investor Loans	573,748	585,432	565,925	6.5%	6.4%	410,883	409,733	414,692	6.55%		
Business Purpose Loans	213,313	214,852	212,978	8.9%	8.9%						
TOTAL	**11,221,347**	**10,983,964**	**10,772,862**	**5.5%**	**5.6%**	**7,570,0721**	**7,453,072**	**6,984,493**	**3.82%**	**1,739,117**	**2,049,251**

CHIMERA | Information unaudited, estimated, and subject to change.

21

Consolidated Loan Securitizations

		ORIGINAL FACE ($ Thousands)			REMAINING FACE ($ Thousands)			WEIGHTED AVERAGE COUPON (WAC)		
VINTAGE	DEAL	TOTAL	SOLD	RETAINED	TOTAL	SOLD	RETAINED	Outstanding Bonds Sold	Underlying Collateral	FIRST CALL DATE
2025	CIM 2025-R1	391,790	333,021	58,769	391,790	333,021	58,769	5.00%	6.28%	Mar-27
2025	CIM 2025-NR1	254,432	184,463	69,969	254,432	184,463	69,969	5.00%	5.92%	Mar-26
2025	CIM 2025-I1	287,674	275,735	11,939	278,740	266,801	11,939	5.92%	7.85%	Feb-28
2024	CIM 2024-R1	468,148	351,813	116,335	434,653	318,331	116,321	4.75%	5.74%	Clean-up Call
2023	CIM 2023-I2	238,530	202,750	35,780	191,105	155,268	35,780	6.71%	7.10%	Jul-26
2023	CIM 2023-R4	393,997	343,368	50,629	326,595	275,979	50,615	5.03%	5.70%	Apr-28
2023	CIM 2023-R3	450,834	394,479	56,355	376,199	319,820	56,355	4.50%	5.59%	Apr-25
2023	CIM 2023-I1	236,161	205,578	30,583	188,234	157,743	30,491	6.37%	7.37%	Apr-26
2023	CIM 2023-R2	447,384	364,841	82,543	361,141	278,664	82,477	5.50%	6.27%	Mar-28
2023	CIM 2023-R1	585,718	512,503	73,215	470,380	398,276	72,103	5.40%	6.24%	Currently Callable
2022	CIM 2022-R3	369,891	327,168	42,723	282,424	239,766	42,657	4.57%	5.51%	Sep-27
2022	CIM 2022-I1	219,442	122,997	96,445	175,844	79,385	96,445	4.35%	4.73%	Currently Callable
2022	CIM 2022-R2	508,202	440,865	67,337	394,445	327,437	67,008	3.82%	4.78%	May-27
2022	CIM 2022-R1	328,226	294,090	34,136	240,475	206,299	34,115	3.05%	4.53%	Feb-27
2021	CIM 2021-R6	353,797	336,284	17,513	191,507	173,988	17,513	1.67%	6.17%	Sep-26
2021	CIM 2021-R5	450,396	382,836	67,560	313,147	246,434	66,713	2.00%	5.62%	Currently Callable
2021	CIM 2021-R4	545,684	463,831	81,853	313,439	232,228	81,211	2.00%	5.78%	Currently Callable
2021	CIM 2021-R3	859,735	730,775	128,960	446,852	318,565	128,286	1.95%	5.83%	Currently Callable
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	690,808	466,794	224,013	2.07%	6.55%	Currently Callable
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	1,020,266	705,367	314,787	1.94%	6.39%	Currently Callable
2020	CIM 2020-R7	653,192	562,023	91,169	343,431	253,384	90,047	2.44%	6.17%	Currently Callable
2020	CIM 2020-R6	418,390	334,151	84,239	245,240	161,774	83,466	2.25%	5.35%	Currently Callable
2020	CIM 2020-R5	338,416	257,027	81,389	154,730	73,647	81,084	2.53%	5.49%	Clean-up Call
2020	CIM 2020-R3	438,228	328,670	109,558	237,882	130,194	107,689	4.00%	5.52%	Currently Callable
2020	CIM 2020-R2	492,347	416,761	75,586	272,558	198,922	73,895	2.68%	4.32%	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	232,373	160,695	71,678	2.90%	5.87%	Currently Callable
2019	SLST 2019-1	1,217,441	941,719	275,722	722,388	505,359	206,748	3.50%	3.83%	Currently Callable
2019	CIM 2019-R5	315,039	252,224	62,815	146,997	84,501	61,981	3.02%	5.78%	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	159,319	97,300	62,019	3.00%	6.31%	Currently Callable
2019	CIM 2019-R3	342,633	291,237	51,396	139,313	89,481	49,832	2.63%	6.66%	Currently Callable
2019	CIM 2019-R2	464,327	358,172	106,155	268,476	165,277	103,198	3.49%	5.45%	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	201,590	129,124	72,466	3.25%	5.02%	Currently Callable
2018	CIM 2018-R3	181,073	146,669	34,404	51,703	19,955	31,561	4.27%	7.25%	Currently Callable
2016	CIM 2016-FRE1	185,811	115,165	70,646	66,723	8,703	58,020	3.87%	4.71%	Currently Callable
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	5,870	4,342	1,506	6.66%	5.04%	Do Not Hold Call Rights
		$17,735,770	$14,748,443	$2,987,327	$10,591,069	$7,767,291	$2,812,758	3.62%	5.78%	

CHIMERA | Information unaudited, estimated, and subject to change.

22

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e . 1) Unaudited third-party managed loans and real estate. Includes total debt associated with discretionary private credit funds and non-discretionary asset management mandates. Data is sourced and reconciled to monthly mortgage loan servicer detail which is subject to subsequent adjustment and reconciliations. 2) Excluding REO and forward-settling transactions. 3) Weighted Average Yield is calculated using each investment's respective amortized cost. Bond Equivalent Yield at period-end. 4) Excludes $238 million of capped floating rate financing. 5) Series B coupon is equal to three-month CME Term SOFR (plus a LIBOR to SOFR Tenor spread adjustment of 0.26%) plus a spread of 5.79%. 6) Series D coupon is equal to three-month CME Term SOFR (plus a LIBOR to SOFR Tenor spread adjustment of 0.26%) plus a spread of 5.38%. 7) Excludes $240 million of capped floating rate financing. 8) Excludes floating rate preferred equity. 9) Includes $699MM of Residential Mortgage Loans held in financing trusts and $840MM of Non-QM and Prime Jumbo securitizations. 10) HPI LTV data as of January 2025. 11) Unaudited third-party managed loans and real estate. Excludes total debt associated with discretionary private credit funds. 12) Data is sourced and reconciled to monthly mortgage loan servicer detail which is subject to subsequent adjustment and reconciliations. 13) Inception period begins February 2013. 14) Earnings available for distribution per adjusted diluted common share is a non-GAAP measure. See additional discussion in the Appendix section of this presentation for GAAP to Non-GAAP reconciliations. 15) As a result of the Palisades Acquisition, we updated the determination of earnings available for distribution to exclude non-recurring acquisition-related transaction expenses, non-cash amortization of intangibles and depreciation expenses, and non-cash imputed compensation expenses. These expenses are excluded as they relate to the Palisades Acquisition and are not directly related to generation of our portfolio’s investment income. 16) Non-cash amortization of intangibles and depreciation expenses related to Palisades Acquisition. 17) Interest-earning assets at amortized cost. 18) Interest includes periodic interest on derivatives, net 19) These amounts have been adjusted to reflect the daily outstanding averages for which the financial instruments were held during the period. Endnotes 23

I n f o r m a t i o n u n a u d i t e d , e s t i m a t e d , a n d s u b j e c t t o c h a n g e .